UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 15, 2008

Nash-Finch Company
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-785	41-0431960
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7600 France Avenue South, Edina, Minnesota		55435
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	952-832-0534

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On October 15, 2008, Nash Finch Company (the "Company" or "Nash Finch") issued a press release, a copy of which is filed as Exhibit 99.1 to this Current Report and is incorporated by reference herein, announcing that the Minnesota Court of Appeals issued an order dismissing an appeal filed by Rumson Capital, LLC challenging a Hennepin County District Court’s order that held Nash Finch properly adjusted the conversion rate on its Senior Subordinated Convertible Notes due 2035 after the Company increased the amount of dividends it paid to its shareholders.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is filed as a part of this Current Report on Form 8-K:

Exhibit No. 99.1 Press release issued by the registrant, dated October 15, 2008

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nash-Finch Company

October 15, 2008	By:	/s/Kathleen M. Mahoney

Name: Kathleen M. Mahoney
Title: Senior Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press Release